UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2020

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 14, 2020, Avangrid, Inc. (the “Corporation”) entered into an intra-group loan agreement with Iberdrola, S.A., which owns 81.5% of the issued and outstanding shares of common stock of the Corporation (the “Intra-Group Loan Agreement”). The Intra-Group Loan Agreement provides the Corporation with an unsecured subordinated loan in an aggregate principal amount of $3,000,000,000 (the “Loan”).

The Loan bears interest (i) from the date the Corporation receives the Loan until June 15, 2021, at a rate per annum equal to 0.20%, which shall increase one (1) basis point each month following the first month of the term of the Intra-Group Loan Agreement up to a maximum interest rate of 0.25% per annum, and (ii) from June 16, 2021 until the Loan and any accrued and unpaid interest is repaid in its entirety, at the Corporation’s equity cost of capital as published by Bloomberg. Interest is payable on a monthly basis in arrears.

The Corporation is required to repay the Loan in full upon certain equity issuances by the Corporation in which Iberdrola, S.A participates or a change of control of the Corporation. In addition, on or after June 15, 2021, upon five business days’ notice to Iberdrola, S.A., the Corporation may voluntarily repay the Loan and any accrued and unpaid interest, in whole or in part, without prepayment premium or penalty if there is a change in the Corporation’s business plan and the Corporation determines that the Loan is no longer required. The Intra-Group Loan Agreement contains certain customary affirmative and negative covenants and events of default.

The description above is only a summary of the material provisions of the Intra-Group Loan Agreement and does not purport to be complete and is qualified in its entirety by reference to the provisions in such Loan Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Intra-Group Loan Agreement, dated December 14, 2020, between Avangrid, Inc. and Iberdrola, S.A.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ Douglas Stuver
Name:	Douglas Stuver
Title:	Senior Vice President – Chief Financial Officer

Dated: December 18, 2020

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